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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                               October 27, 2000

                Date of Report (Date of earliest event reported)

                         Numerical Technologies, Inc.
            (Exact name of registrant as specified in its charter)




          Delaware                        000-30005                94-3232104
-------------------------------   -----------------------   --------------------
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
        incorporation)                                       Identification No.)





                             70 W. Plumeria Drive
                          San Jose, California 95134
                   (Address of principal executive offices)

                                (408) 919-1920
              (Registrant's telephone number, including area code
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Item 2.

     On October 27, 2000, pursuant to the Agreement and Plan of Amalgamation, dated as of September 5, 2000 (the "Amalgamation Agreement"), by and among Numerical Technologies, Inc., a Delaware corporation ("Numerical"), Numerical Nova Scotia Company, a Nova Scotia unlimited liability company and wholly owned subsidiary of Numerical ("Numerical ULC"), Numerical Acquisition Limited, a Nova Scotia limited liability company and wholly owned subsidiary of Numerical ULC ("Amalgamation Sub"), 3047725 Nova Scotia Limited ("ML Holdco:), Cadabra Design Automation Inc., a Nova Scotia limited liability company ("Cadabra"), Martin Lefebvre, an individual, and Faysal Sohail, an individual, Amalgamation Sub, ML Holdco and Cadabra were amalgamated (the "Amalgamation") to form a new Nova Scotia company ("Amalco"). Amalco is now an indirect subsidiary of Numerical. In the Amalgamation, each Cadabra Common Share, Series A Preference Share and Series B Preference Share (collectively, the "Cadabra Capital Stock") was exchanged for 0.1745 Class A Shares of Amalco. These Class A Shares of Amalco were subsequently reorganized and exchanged for exchangeable shares of Amalco (the "Exchangeable Shares"). The Exchangeable Shares were issued by Amalco and, as nearly as practicable, will be the economic equivalent of Numerical Common Stock. The Exchangeable Shares will generally be exchangeable into Numerical Common Stock at the option of the holder, on a one-for-one basis.

     A copy of the press release issued by Numerical announcing the completion of the Amalgamation is attached as an exhibit hereto and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Financial Statements of Business Acquired

               The required financial information of Cadabra will be filed by Numerical by amendment within the prescribed time period.

         (b)   Pro Forma Financial Information

               The required pro forma financial information will be filed by Numerical by amendment within the prescribed time period.

         (c)   Exhibits

               Press release by Numerical, dated October 31, 2000.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NUMERICAL TECHNOLOGIES, INC.

Dated: November 2, 2000

                                    By:   /s/ Yagyensh C. Pati
                                          ----------------------------
                                          Yagyensh C. Pati
                                          President and
                                          Chief Executive Officer
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                                 EXHIBIT INDEX


Exhibit Number     Description
--------------     -----------
99.1               Press Release by Numerical, dated October 31, 2000